Exhibit 1.1

VIRAGEN, INC.

UNDERWRITING AGREEMENT

Boca Raton, Florida

                    , 2006

Dawson James Securities, Inc.

As Representative of the Several Underwriters

c/o Dawson James Securities, Inc.

925 South Federal Highway, 6th Floor

Boca Raton, FL 33432

Ladies and Gentlemen:

The undersigned, Viragen, Inc., a Delaware corporation (the “Company”), hereby confirms its agreement with Dawson James Securities, Inc. (“DJS”) and each of the other underwriters named in Schedule I attached hereto (collectively, the “Underwriters” or individually, an “Underwriter”, which term shall also include any underwriter substituted as hereinafter provided in Section 6 hereof), for whom DJS is acting as representative (in such capacity, the “Representative”), as follows:

1. Purchase and Sale of Securities.

1.1 Firm Securities.

1.1.1 Purchase of Firm Units. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell, severally and not jointly, to the several Underwriters, an aggregate of                      units (“Firm Units”) of the Company, at a purchase price (net of discounts and commissions) of $             per Firm Unit. The Underwriters, severally and not jointly, agree to purchase from the Company the number of Firm Units set forth opposite their respective names on Schedule I attached hereto and made a part hereof at a purchase price (net of discounts and commissions) of $             per Firm Unit. The Firm Units are to be offered initially to the public (“Offering”) at the offering price of $             per Firm Unit. Each Firm Unit consists of one share of the Company’s common stock, par value $.01 per share (“Common Stock”), and a warrant (“Warrant”) to purchase one share of Common Stock. The shares of Common Stock and the Warrants included in the Firm Units will not be separately transferable until at least six months after the effective date (the “Effective Date”) of the Registration Statement (as defined in Section 2.1.1 hereof) unless DJS informs the Company of its decision to allow earlier separate trading, based on their assessment of the relative strengths of the securities markets and AMEX companies in general, and the trading pattern of, and demand for, the Company’s securities in particular. There will be no continued trading of the Units following such separation. In no event will DJS allow separate trading until (i) the preparation of an audited balance sheet of the Company reflecting receipt by the Company of the proceeds of the Offering and the filing of such audited balance sheet with the Commission (as herein defined) on a Form 8-K or similar form by the Company which includes such balance sheet; (ii) the Company files a Form 8-K and issues a press release announcing when such separate trading will begin; and (iii) the Business Day (defined below) following the earliest to occur of the expiration of the Over-allotment Option (defined below) or the exercise of the Over-allotment Option in full. Each Warrant entitles its holder, upon exercise in accordance with the terms and conditions contained in a Warrant Agreement with respect to such Warrant, to purchase one share of Common Stock at a price of $__.00 during the period commencing one year from the Effective Date and terminating on the five-year anniversary of the Effective Date.

1.1.2 Payment and Delivery. Delivery and payment for the Firm Units shall be made at 10:00 A.M., Boca Raton time, on the fourth business day following the effective date of the Registration Statement or at such earlier time as shall be agreed upon by the Representative and the Company at the offices of DJS or at such other place as shall be agreed upon by the Representative and the Company. The hour and date of delivery and payment for the Firm Units are called the “Firm Closing Date.” Payment for the Firm Units shall be made on the Firm Closing Date at the Representative’s election by wire transfer in Federal (same day) funds or by certified or bank cashier’s check(s) in New York Clearing House funds to the account specified by the Company to DJS at least two full business days in advance (subject to Section 3.12 hereof) to the order of the Company upon delivery to the Representative of certificates (in form and substance satisfactory to the Representative) representing the Firm Units (or through the facilities of the Depository Trust Company (“DTC”)) for the account of the Underwriters. The Firm Units shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two full business days prior to the Firm Closing Date. The Company will permit the Representative to examine and package the Firm Units for delivery, at least one full business day prior to the Firm Closing Date. The Company shall not be obligated to sell or deliver the Firm Units except upon tender of payment for all the Firm Units.

1.2 Over-Allotment Option.

1.2.1 Option Units. For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Units, the Company hereby grants to the several Underwriters, severally, and not jointly, an option (the “Over-allotment Option”) to purchase up to an additional                      units from the Company. Such additional                      units are hereinafter referred to as the “Option Units.” The Firm Units and the Option Units are hereinafter collectively referred to as the “Units,” and the Units, the shares of Common Stock and the Warrants included in the Units and the shares of Common Stock issuable upon exercise of the Warrants are hereinafter referred to collectively as the “Public Securities.” The purchase price to be paid for the Option Units will be the same price per Option Unit as the price per Firm Unit set forth in Section 1.1.1 hereof.

1.2.2 Exercise of Option. The Over-allotment Option granted pursuant to Section 1.2.1 hereof may be exercised as to all (at any time) or any part (from time to time) of the Option Units within 45 days after the Effective Date. The Underwriters will not be under any obligation to purchase any Option Units prior to the exercise of the Over-allotment Option. The Over-allotment Option granted hereby may be exercised by the giving of notice to the Company by the Representative, which, if initially given orally, must be confirmed in writing by overnight mail or facsimile transmission, setting forth the number of Option Units to be purchased by the several Underwriters and the date and time for delivery of and payment for the Option Units (the “Option Closing Date”), which will not be later than five full business days after the date of the notice or such other time as shall be agreed upon by the Company and the Representative, at the offices of DJS or at such other place as shall be agreed upon by the Company and the Representative. Upon exercise of the Over-allotment Option, the Company will become obligated to convey to the several Underwriters, and, subject to the terms and conditions set forth herein, each of the Underwriters, acting severally, and not jointly, will become obligated to purchase the proportion of the number of Option Units then being purchased as specified in the notice which the number of Firm Units set forth in Schedule I opposite the name of such

Underwriter bears to the total number of Firm Units, subject in each case to such adjustments as the Representative in its discretion shall make.

1.2.3 Payment and Delivery. Payment for any Option Units purchased shall be made on the Option Closing Date at the election of the Representative by wire transfer in Federal (same day) funds or by certified or bank cashier’s check(s) in New York Clearing House funds, payable (subject to Section 3.12 hereof) to the order of the Company upon delivery to the Representative of certificates (in form and substance satisfactory to the Representative) representing the Option Units (or through the facilities of DTC) for the account of the Underwriters. The certificates representing the Option Units to be delivered will be in such denominations and registered in such names as the Representative requests not less than two full business days prior to the Option Closing Date and will be made available to the Representative for inspection, checking and packaging at the aforesaid office of the Company’s transfer agent or correspondent not less than one full business day prior to such Option Closing Date.

1.3 Underwriters’ Purchase Option.

1.3.1 Purchase Option. The Company hereby agrees to issue and sell to the Representative and to such Underwriters designated by the Representative on the Effective Date an option (“Representative’s Purchase Option”) for the purchase of an aggregate of                      units (“Representative’s Units”) for an aggregate purchase price of $100. Each of the Representative’s Units is identical to the Firm Units except that the Warrants included in the Representative’s Units (“Representative’s Warrants”) have an exercise price of $             (            % of the exercise price of the Warrants included in the Units sold to the public). The Representative’s Purchase Option shall be exercisable, in whole or in part, commencing one year from the Effective Date and expiring on the five-year anniversary of the Effective Date at an initial exercise price per Representative’s Unit of $            , which is equal to         % of the initial public offering price of a Unit. The Representative’s Purchase Option, the Representative’s Units, the Representative’s Warrants and the shares of Common Stock issuable upon exercise of the Representative’s Warrants are hereinafter referred to collectively as the “Representative’s Securities.” The Public Securities and the Representative’s Securities are hereinafter referred to collectively as the “Securities.” The Representative understands and agrees that there are significant restrictions against transferring the Representative’s Purchase Option during the first year after the Effective Date, as set forth in Section          of the Representative’s Purchase Option Agreement.

1.3.2 Payment and Delivery. Delivery of and payment for the Representative’s Purchase Option shall be made on the Firm Closing Date. The Company shall deliver to the Representative, upon payment therefor, certificates for the Representative’s Purchase Option in the name or names and in such authorized denominations as the Representative may request.

2. Representations and Warranties of the Company. The Company represents and warrants to the Underwriters as follows:

2.1 Filing of Registration Statement.

2.1.1 Pursuant to the Act. The Company has filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (“Regulations”) of the Commission under the Act, a registration statement and an amendment or amendments thereto, on Form S-1 (File No. 333-            ), including any related preliminary prospectus therein filed pursuant to Rule 424(a) of the Act (the “Preliminary Prospectus”), for the registration of the Securities. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement is declared effective by the Commission (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of the Effective Date pursuant to Rule 430A or Rule 430C of the Regulations), is hereinafter called the “Registration Statement.” The Preliminary Prospectus relating to the Securities included in the Registration Statement immediately prior to the Applicable Time (as defined below), including all documents incorporated by reference therein, is hereinafter called the “Pricing Prospectus”; the final prospectus dated the Effective Date included in the Registration Statement (or, if applicable, the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act), including all documents incorporated by reference therein, is hereinafter called the “Prospectus” and attached hereto as Schedule II; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Securities is hereinafter called an “Issuer Free Writing Prospectus.” If the Company has filed an abbreviated registration statement to register additional Securities pursuant to Rule 462(b) under the Rules (the “Rule 462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such Rule 462(b) Registration Statement. The Registration Statement, including any amendments thereto filed prior to the date hereof, each in the form heretofore delivered to the Representative, has been declared effective by the Commission on the date hereof. The Preliminary Prospectus, the Pricing Prospectus and the Registration Statement, and any amendment or supplement thereto, as filed with the Commission’s Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), have been prepared by the Company in conformity with the requirements of the Act and the Regulations, and no other document with respect to the Registration Statement has heretofore been filed with the Commission. For the purposes of this Agreement, the “Applicable Time” is              (New York, New York time) on the date of this Agreement.

2.1.2 Pursuant to the Exchange Act. The Company has filed with the Commission or caused to be amended a Form 8-A (File No. 1-15823) providing for the registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Units and the Warrants. The registration of the Units and Warrants under the Exchange Act has been declared effective by the Commission on the date hereof. The Company’s Common Stock is registered under the Exchange Act.

2.1.3 Transmission of Documents. Each Preliminary Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by the Act and Regulation S-T promulgated thereunder. The Prospectus that will be delivered to the Underwriters for use in connection with this offering will be identical to the copies thereof transmitted electronically to the Commission via EDGAR, except to the extent permitted by Regulation S-T and the Act.

2.2 No Stop Orders, Etc. Neither the Commission nor any state regulatory authority has issued any order or threatened to issue any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or any Issuer Free Writing Prospectus or has instituted or, to the best of the Company’s knowledge, threatened to institute any proceedings with respect to such an order.

2.3 Disclosures in Registration Statement.

2.3.1 Disclosure Package. The term “Disclosure Package” shall mean, taken together, the Pricing Prospectus as supplemented by those Issuer Free Writing Prospectuses and other documents identified on Schedule II hereto, if any, as of the Applicable Time.

2.3.2 Representations Regarding Disclosures.

2.3.2.1 Each Preliminary Prospectus, at the time of filing thereof with the Commission, did not contain an did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 2.3.2.1 shall not apply to any statements or omissions made in a Preliminary Prospectus in reliance upon and in conformity with information furnished in writing to the Company on behalf of an Underwriter through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described in Section 5.2 hereof.

2.3.2.2 As of the Applicable Time, (a) the Disclosure Package did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (b) each Issuer Free Writing Prospectus listed on Schedule II hereto, if any, which has been consented to by the Representative prior to its use, does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and (c) each such Issuer Free Writing Prospectus, as supplemented by and taken together with, the Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 2.3.2.2 shall not apply to any statements or omissions made in the Disclosure Package or an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company on behalf of an Underwriter through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described in Section 5.2 hereof.

2.3.2.3 As of the applicable effective date as to each part of the Registration Statement and any further amendment or supplement thereto, the Registration Statement and any further amendments or supplements thereto did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading; provided, however, that the representations and warranties in this Section 2.3.2.3 shall not apply to any statements or omissions made in the Registration Statement or any further amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company on behalf of an Underwriter through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described in Section 5.2 hereof.

2.3.2.4 Each of the Prospectus and the Registration Statement conforms, and any further amendments or supplements to the Prospectus or the Registration Statement will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable filing date of the Prospectus or the Registration Statement and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 2.3.2.4 shall not apply to any statements or omissions made in the Prospectus or any further amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company on behalf of an Underwriter through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described in Section 5.2 hereof.

2.3.3 Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus, if any, as of its issue date and at all subsequent times through the completion of the offering and sale of the Public Securities or until any earlier date that the Company notified or notifies the Representative as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances prevailing at that subsequent time, not misleading, the Company has promptly notified or will promptly notify the Representative and has promptly amended or supplemented or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The Company has not distributed and will not distribute, prior to the later of the last Option Closing Date and the completion of the Underwriters’ distribution of the Public Securities, any offering material in connection with the offering and sale of the Public Securities other than the Preliminary Prospectus, the Pricing Prospectus, the Prospectus, and any Issuer Free Writing Prospectus consented to by the Representative and set forth on Schedule II hereto.

2.3.4 Disclosure of Agreements. As of the Applicable Time, the description of all agreements and documents described in the Registration Statement and the Pricing Prospectus conforms to the descriptions thereof contained therein in all material respects and there are no agreements or other documents required to be described in the Registration Statement or the Pricing Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company or any subsidiary is a party or by which its property or business is or may be bound or affected and (i) that is referred to in the Pricing Prospectus, or (ii) is material to the Company’s or subsidiary’s business, has been duly and validly executed by the Company, is in full force and effect and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and none of such agreements or instruments has been assigned by the Company or any subsidiary, and neither the Company, its subsidiaries, nor, to the best of the Company’s knowledge, any other party is in breach or default thereunder, and, to the best of the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a breach or default thereunder. To the best of the Company’s knowledge, performance by the Company or any subsidiary of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

2.3.5 Prior Securities Transactions. No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company since the Company’s formation, except as disclosed in the Registration Statement and the Pricing Prospectus.

2.3.6 Regulations. The disclosures in the Pricing Prospectus concerning the effects of federal, state and local regulation on this offering and the Company’s business purpose as currently contemplated are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

2.4 Changes After Dates in Registration Statement.

2.4.1 No Material Adverse Change. Except as may be reflected in the Pricing Prospectus (including documents incorporate by reference therein), (i) there has been no change in the condition, financial or otherwise, or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not in the ordinary course of business, except for changes that would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”); (ii) there have been no material transactions entered into by the Company or its subsidiaries, other than as contemplated pursuant to this Agreement; and (iii) no member of the Company’s management has resigned from any position with the Company.

2.4.2 Recent Securities Transactions, Etc. Subsequent to the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, and except as may otherwise be indicated or contemplated herein or therein, neither the Company nor its subsidiaries (or any person or persons controlling, controlled by or under common control with the Company) has not (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its equity securities.

2.5 Independent Accountants. Ernst & Young LLP, whose reports with respect to (a) the consolidated financial statements of the Company, (b) the assessment of the Company’s management regarding the effectiveness of the Company’s internal control over financial reporting (solely for the year ended June 30, 2005), and (c) the effectiveness of the Company’s internal control over financial reporting, are filed with the Commission as part of the Registration Statement, is an independent accounting firm registered with the Public Company Accounting Oversight Board as required by the Act and the Regulations. Ernst & Young LLP has not, during the periods covered by the financial statements included in the Pricing Prospectus, provided to the Company any “non-audit services,” as such term is defined and used in Section 10A(g) of the Exchange Act. Ernst and Young LLP is and has been, at all times covered by the consolidated financial statements of the Company included in the Registration Statement, “independent,” as such term is defined in the Act, with respect to the Company and its subsidiaries.

2.6 Financial Statements; Internal Control over Financial Reporting; Disclosure Controls and Procedures.

2.6.1 The financial statements, including the notes thereto and supporting schedules included in the Registration Statement and the Pricing Prospectus fairly present in all material respects the financial position, the results of operations and the cash flows of the Company at the dates and for the periods to which they apply. Such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved. The supporting schedules included in the Registration Statement and the Pricing Prospectus present fairly in all material respects the information required to be stated therein. The Registration Statement and the Pricing Prospectus disclose all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. The financial data set forth under the caption “Summary Consolidated Financial Information” and “Selected Consolidated Financial Information” in the Pricing Prospectus fairly present, on the basis stated in the Pricing Prospectus, the information included therein.

2.6.2 The Company and Viragen International, Inc. (“VII”) maintain a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by such company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The internal control over financial reporting of the Company and VII is effective in all material respects to perform the functions for which it was established and the Company is not aware of any material weaknesses in its or VII’s internal control over financial reporting.

2.6.3 Each of the Company and VII maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that (i) information required to be disclosed in the reports that the Company or VII files, furnishes or submits under the Exchange Act is recorded, processed, summarized and reported within the specified time periods in the Commission’s rules and forms and (ii) information required to be disclosed in the reports that each of the Company and VII files, furnishes or submits under the Exchange Act is accumulated and communicated to such company’s management to allow timely decisions regarding required disclosure; and such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

2.6.4 Since the date of the latest audited financial statements included in the Pricing Prospectus, there has been no change in the internal control over financial reporting of the Company or VII that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting.

2.7 Authorized Capital; Options; Etc. The Company had at the date or dates indicated in the Pricing Prospectus duly authorized, issued and outstanding capital stock as set forth in the Pricing Prospectus. Based on the assumptions stated in the Pricing Prospectus under the caption “Capitalization,” the Company will have on the Firm Closing Date the adjusted stock capitalization set forth therein under the caption “Capitalization.” Except as set forth in, or contemplated by, the Pricing Prospectus, on the Effective Date and on the Firm Closing Date, there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized but unissued shares of capital stock of the Company or of any subsidiary, any security convertible into shares of capital stock of the Company or any subsidiary, or any contracts or commitments to issue or sell shares of capital stock of the Company or any subsidiary, or any such options, warrants, rights or convertible securities.

2.8 Valid Issuance of Securities; Etc.

2.8.1 Outstanding Securities. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. All issuances of securities of the Company were effected pursuant to registration statement or registration statements effective under the Act and under applicable state securities laws covering such issuances or were effected pursuant to one or more valid exemptions from registration under the Act. No compensation was paid to or on behalf of any member of the National Association of Securities Dealers, Inc. (the “NASD”), or any affiliate or employee thereof, in connection with any exempt offering, except as previously disclosed in reports filed by the Company under the Exchange Act. The authorized Common Stock conforms to all statements relating thereto contained in the Pricing Prospectus. The offers and sales of the outstanding Common Stock were at all relevant times either registered under the Act and the applicable state securities or Blue Sky laws or, based in part on the representations and warranties of the purchasers of such shares of Common Stock, exempt from such registration requirements. All of the issued shares of capital stock of each subsidiary of the Company, each of which is identified in Schedule III to this Agreement, owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors’ qualifying shares and shares of VII owned by public stockholders) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims. All issuances of securities of VII were effected pursuant to registration statement or registration statements effective under the Act and under applicable state securities laws covering such issuances or were effected pursuant to one or more valid exemptions from registration under the Act. No compensation was paid to or on behalf of any member of the NASD, or any affiliate or employee thereof, in connection with any exempt offering by VII, except as previously disclosed in reports filed by the Company under the Exchange Act.

2.8.2 Securities Sold Pursuant to this Agreement. The Securities have been duly authorized and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken. The Securities conform in all material respects to all statements and descriptions with respect thereto contained in the Registration Statement and the Pricing Prospectus. When issued, the Over-allotment Option, the Representative’s Purchase Option, the Representative’s Warrants and the Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number and type of securities of the Company called for thereby in accordance with the terms thereof and such Over-allotment Option, Representative’s Purchase Option, Representative’s Warrants and the Warrants are enforceable against the Company in accordance with their respective terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

2.9 Registration Rights of Third Parties. Except for registration rights with which the Company is currently in compliance and as set forth in the Pricing Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Act or to include any such securities in a registration statement to be filed by the Company.

2.10 Validity and Binding Effect of Agreements. The Company has full corporate power and authority to enter into and perform its obligations under this Agreement, the Warrant Agreement (as defined in Section 2.21 hereof) and the Representative’s Purchase Option Agreement. This Agreement, the Warrant Agreement and the Representative’s Purchase Option Agreement, have been duly and validly authorized by the Company and constitute, and the Representative’s Purchase Option, has been duly and validly authorized by the Company and, when executed and delivered, will constitute, the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

2.11 No Conflicts, Etc. The execution, delivery, and performance by the Company of this Agreement, the Warrant Agreement and the Representative’s Purchase Option Agreement, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both (i) result in a breach of, or conflict with any of the terms and provisions of, or constitute a default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any subsidiary is a party, except such that, individually and in the aggregate, could reasonably be expected to have a Material Adverse Effect; (ii) result in any violation of the provisions of the Certificate of Incorporation or the Bylaws of the Company or any subsidiary; or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental or regulatory authority (including self-regulatory authorities), or any arbitration panel, arbitrator or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries, properties, businesses or assets.

2.12 Defaults; Violations; Proceedings; Laws.

2.12.1 No Defaults or Violations. No material default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company or any subsidiary is a party or by which the Company may be bound or to which any of the properties or assets of the Company or any subsidiary is subject. Neither the Company nor any subsidiary is in violation of any term or provision of its Certificate of Incorporation or Bylaws or in violation of any material franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental or regulatory authority (including self-regulatory authorities), or any court, arbitration panel, or arbitrator, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of the properties, businesses or assets of the Company or any subsidiary.

2.12.2 Absence of Proceedings. There is no action, suit, proceeding, inquiry, arbitration or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement and the Pricing Prospectus (other than as disclosed therein), or which could reasonably be expected to result in a Material Adverse Effect, or which could reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not result in a Material Adverse Effect.

2.12.3 Compliance with Laws. The Company, its subsidiaries and, to the Company’s knowledge, others who perform services on the Company’s behalf have been and are in compliance with all applicable federal, state, local and foreign laws, rules, regulations, standards, orders and decrees governing their respective businesses, including without limitation, all regulations promulgated by the FDA or any other federal, state, local or foreign agencies or bodies engaged in the regulation of pharmaceuticals, biologics or biohazardous substances or materials, except where noncompliance would not, singly or in the aggregate, have a Material Adverse Effect; and the Company has not received any notice citing action or inaction by the Company or others who perform services on the Company’s behalf that would constitute non-compliance with any applicable federal, state, local or foreign laws, rules, regulations or standards.

2.13 Corporate Power; Property and Licenses; Consents; Studies.

2.13.1 Power and Authority to do Business. The Company and each of its subsidiaries (i) have all requisite corporate (and other) power and authority, (ii) have obtained all necessary authorizations, approvals, orders, licenses, consents, registrations, certificates and permits (each, an “Authorization”), issued by the appropriate federal, foreign, state, multi-national, or local governmental or regulatory agencies or bodies or divisions, commissions, bureaus, units or offices there of (each a “Governmental Body”) necessary to conduct the business of the Company as described in the Pricing Prospectus, including without limitation, all such registrations, orders, licenses, consents, approvals, certificates, authorizations and permits required by any Governmental Body engaged in the regulation or oversight of clinical trials, pharmaceuticals or biologics (including, without limitation, the development, manufacturing, storage, labeling, marketing, and sale of pharmaceuticals and biologics and any components thereof), or biohazardous substances or materials, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect, and (iii) have or will have made all filings with, reports to, registrations with and notices to all Governmental Bodies as are necessary to operate its properties and conduct their respective businesses, whether foreign or domestic. Each Authorization is valid and in full force and effect, and the Company and its subsidiaries are, as of the date hereof, in compliance in all respects with all of the terms and conditions thereof and with the rules and regulations of such Governmental Bodies having jurisdiction with respect thereto, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. The Company has no reason to believe that any party granting any such Authorizations is considering limiting, suspending or revoking the same in any material respect. The Company has not failed to submit to the United States Food and Drug Administration (“FDA”) or equivalent foreign regulatory authority an Investigational New Drug Application or similar foreign application for a clinical trial it is conducting or sponsoring, except where such failure would not, singly or in the aggregate, have a Material Adverse Effect; all such submissions were in material compliance with applicable laws, rules and regulations when submitted and no material deficiencies have been asserted by the FDA or equivalent foreign regulatory authority with respect to any such submissions, except any deficiencies which could not, singly or in the aggregate, have a Material Adverse Effect. Neither the Company, nor any of its subsidiaries is a party to or subject to any order, decree, directive, agreement, memorandum of understanding or similar arrangement with, or a commitment letter, supervisory letter or similar submission from, the SEC, the NASD or any other governmental entity charged with the supervision or regulation of the Company or the supervision or regulation of it or any of its subsidiaries and neither the Company nor any of its subsidiaries has been advised by any of the aforementioned governmental entities that such governmental entity is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, directive, agreement, memorandum of understanding, commitment letter, supervisory letter or similar submission.

2.13.2 Tests and Preclinical and Clinical Studies. The Company and the each subsidiary has operated and currently are in compliance with all applicable laws, rules and regulations of the FDA or any other Governmental Body exercising comparable authority, except where the failure to so operate or be in compliance would not have a Material Adverse Effect. The tests and preclinical and clinical studies conducted by or, to the Company’s knowledge, on behalf of the Company that are described in the Registration Statement and the Pricing Prospectus were and, if still pending, are being, conducted in all material respects in accordance with the protocols submitted to the FDA or other applicable foreign Governmental Body exercising comparable authority, and the procedures and controls pursuant to, where applicable, accepted professional and scientific standards, and all applicable laws, rules and regulations; the descriptions of the tests and preclinical and clinical studies, and results thereof, conducted by or, to the Company’s knowledge, on behalf of the Company contained in the Registration Statement and the Prospectus are accurate and complete in all material respects; the Company is not aware of any other trials, studies or tests, the results of which reasonably call into question the results described or referred to in the Registration Statement and the Pricing Prospectus; and the Company has not received any written notice or correspondence from the FDA or any other Governmental Body, requiring the termination, suspension, or clinical hold of any tests or preclinical or clinical studies, or such written notice or correspondence from any institutional review board or comparable authority requiring the termination or suspension of a clinical study, conducted by or on behalf of the Company, which termination, suspension, or clinical hold would reasonably be expected to have a Material Adverse Effect.

2.13.3 Title to Property. Except as would not reasonably be expected to have a Material Adverse Effect, the Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal and intangible property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus, and any real property held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases.

2.13.4 Transactions Contemplated Herein. The Company has all corporate power and authority to enter into this Agreement, the Warrant Agreement and the Representative’s Purchase Option Agreement and to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery, of the Securities and the consummation of the transactions and agreements contemplated by this Agreement, the Warrant Agreement or the Representative’s Purchase Option Agreement and as contemplated by the Pricing Prospectus, except the registration of the Securities under the Act, the registration of the Warrants and the Units under the Exchange Act, the listing of the Units, Warrants and the additional shares of Common Stock on the American Stock Exchange and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities laws or Blue Sky laws or under any securities laws of jurisdictions outside the United States in connection with the purchase and distribution of the Securities by the Representative.

2.13.5 Intellectual Property. Except as described in the Disclosure Package and the Pricing Prospectus, (a) the Company owns, possesses or has adequate rights to use the Company Intellectual Property (as defined below), (b) the Company has not received any notice of any infringement of, or conflict with, any Intellectual Property of any third party, (c) no third party, including any academic or governmental organization, possesses or could obtain rights to the Company Intellectual Property which, if exercised, could enable such party to develop products competitive with those of the Company, and (d) neither the Company nor any subsidiary is obligated to pay a material royalty, grant a material license, or provide other material consideration to any third party in connection with the Company Intellectual Property. Except as described in the Disclosure Package and the Pricing Prospectus or as would not have a Material Adverse Effect, (i) the Company is not aware of any facts or circumstances that constitute an infringement by the Company of any valid claim of a third-party patent, (ii) the Company is not aware of any facts or circumstances that constitute an infringement by the Company of, or conflict with, any non-patented Intellectual Property right of any third party, and (iii) the Company is not aware of any facts or circumstances that would render any Company Intellectual Property invalid or unenforceable. For purposes of this Agreement, “Intellectual Property” means all U.S. and foreign patents, patent rights, patent applications, licenses, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems, procedures or technologies), trademarks, service marks and trade names, governmental and regulatory approvals processes, substances or appliances licenses or approvals therefor and any other rights or interests in items of Intellectual Property. “Company Intellectual Property” means Intellectual Property that is necessary to carry on the business now operated and as planned to be operated by the Company as described in the Pricing Prospectus.

2.13.6 PTO Applications. The Company has duly and properly filed or caused to be filed with the United States Patent and Trademark Office (the “PTO”) and applicable foreign and international patent authorities all patent applications owned by the Company (the “Company Patent Applications”). To the knowledge of the Company, the Company has complied with the PTO’s duty of candor and disclosure for the Company Patent Applications and has made no material misrepresentation in the Company Patent Applications. To the knowledge of the Company, the Company has complied with the duty of candor and disclosure for the Company Patent Applications pending in countries outside the United States. The Company is not aware of any information material to a determination of patentability regarding the Company Patent Applications not called to the attention of the PTO or similar foreign authority. The Company is not aware of any information not called to the attention of the PTO or similar foreign authority which would preclude the grant of a patent for the Company Patent Applications. The Company has no knowledge of any information which would preclude the Company from having clear title to the Company Patent Applications.

2.14 D&O Questionnaires. To the best of the Company’s knowledge, all information contained in the questionnaires (“Questionnaires”) completed by each of the Company’s executive officers, directors and significant stockholders and provided to the Underwriters is true and correct and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires to become inaccurate and incorrect in any material respect.

2.15 Insurance. The Company and its subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as the Company believes to be generally maintained by companies of established repute engaged in the same or similar business and at the same or a similar stage of development, and all such insurance is in full force and effect. The Company has no reason to believe that it or any subsidiary will not be able (A) to renew its existing insurance coverage as and when such policies expires or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as described in the Prospectus and at a cost that would not result in a Material Adverse Change. Neither the Company nor any subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

2.16 Good Standing. The Company and each of its subsidiaries has been duly incorporated and is validly existing as a corporation and is in good standing under the laws of the jurisdiction of its incorporation, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification.

2.17 Labor Relations.

2.17.1 No Collective Bargaining. Neither the Company nor any of its subsidiaries is a party to or bound by any collective bargaining agreements or other agreements with labor organizations. Neither the Company nor any of its subsidiaries has violated in any material respect any laws, regulations, orders or contract terms, affecting the collective bargaining rights of employees, labor organizations or any laws, regulations or orders affecting employment discrimination, equal opportunity employment, or employees’ health, safety, welfare, wages and hours.

2.17.2 Labor Disputes. (i) There are no labor disputes existing, or to the Company’s Knowledge, threatened, involving strikes, slow-downs, work stoppages, job actions, disputes, lockouts or any other disruptions of or by the Company’s or any subsidiary’s employees, (ii) there are no unfair labor practices or petitions for election pending or, to the Company’s Knowledge, threatened before the National Labor Relations Board or any other federal, state, local or foreign labor commission relating to the Company’s or any subsidiary’s employees, (iii) no demand for recognition or certification heretofore made by any labor organization or group of employees is pending with respect to the Company or any subsidiary and (iv) no labor dispute with the employees of the Company or any subsidiary exists, is threatened or, to the best of the Company’s knowledge, is imminent, that could result in a Material Adverse Effect, except as described in or as contemplated by the Pricing Prospectus.

2.17.3 Employment Laws. Each of the Company and each Subsidiary is, and at all times has been, in compliance in all material respects with all applicable laws respecting employment (including laws relating to classification of employees and independent contractors) and employment practices, terms and conditions of employment, wages and hours, and immigration and naturalization. There are no claims pending against the Company or any of its subsidiaries before the Equal Employment Opportunity Commission or any other administrative body or in any court asserting any violation of Title VII of the Civil Rights Act of 1964, the Age Discrimination Act of 1967, 42 U.S.C. §§ 1981 or 1983 or any other federal, foreign, state or local Law, statute or ordinance barring discrimination in employment.

2.18 Transactions Affecting Disclosure to NASD.

2.18.1 Finder’s Fees. Except as described in the Pricing Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company that may affect the Underwriters’ compensation, as determined by the NASD.

2.18.2 Payments Within Twelve Months. Within the twelve months prior to the Effective Date, other than payments to DJS and except as disclosed in reports filed by the Company under the Exchange Act, the Company has not made any direct or indirect payments (in cash, securities or otherwise) (i) to any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company,

(ii) to any NASD member or (iii) to any person or entity that has any direct or indirect affiliation or association with any NASD member.

2.18.3 Use of Proceeds. None of the net proceeds of the offering will be paid by the Company to any participating NASD member or its affiliates, except as specifically authorized herein and except as may be contemplated by the Pricing Prospectus.

2.18.4 Insiders’ NASD Affiliation. Based on questionnaires distributed to such persons, except as set forth on Schedule IV, no officer, director or any beneficial owner of the Company’s unregistered securities has any direct or indirect affiliation or association with any NASD member. The Company will advise the Representative and its counsel if it learns that any officer, director or owner of at least 5% of the Company’s outstanding Common Stock is or becomes an affiliate or associated person of an NASD member participating in the offering.

2.19 Foreign Corrupt Practices Act, OFAC. Neither the Company nor any of its subsidiaries, nor any other person acting on behalf of the Company or any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent or employee of the Company or any of its subsidiaries, is aware of or has, directly or indirectly, taken any action or given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company or any subsidiary (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company or any subsidiary to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a material adverse effect on the assets, business or operations of the Company or any subsidiary as reflected in any of the financial statements contained in the Pricing Prospectus or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company or any subsidiary. The Company and each subsidiary have conducted their businesses in compliance in all respects with the Foreign Corrupt Practices Act of 1977, as amended, and have instituted and presently maintain policies and procedures, including internal accounting controls and procedures, designed to ensure, and which are reasonably expected to continue to ensure, continued compliance with such law. Neither the Company or any subsidiary, nor to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

2.20 Officers’ Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to the Representative or to its counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

2.21 Warrant and Option Agreements. The Company has entered into a warrant agreement with respect to the Warrants and the Representative’s Warrants with Mellon Investor Services LLC substantially in the form attached as Exhibit 4.10 to the Registration Statement (the “Warrant Agreement”). A copy of the Representative’s Purchase Option Agreement has been entered into in substantially the form attached as Exhibit 10.84 to the Registration Statement.

2.22 Ineligible Issuer. At the time of filing of the Registration Statement, the Company was not, and as of the date of the Pricing Prospectus is not, an “ineligible issuer,” as defined under Rule 405 of the Act.

2.23 Lock-Up and Stock Sale Agreements. The Company has caused to be duly executed legally binding and enforceable agreements pursuant to which all of the executive officers and directors agree not to sell, transfer or otherwise dispose of any of their Common Stock or Warrants, including any shares of Common Stock issuable upon exercise of such Warrants, for a period of one hundred and eighty (180) days from the Effective Date or any longer period required by the NASD, any securities exchange or association governing any quotation medium where the Common Stock is listed or quoted or any State (each a “Lock-up Letter”), without the express written consent of the Representative. In addition, the Company has caused each of its executive officers and/or directors to enter into an agreement to effect all sales of the Company’s securities exclusively through the Representative for a period of eighteen (18) months from the Effective Date (each a “Sale Letter”), except that these restrictions shall not apply to 279,635 shares attributed to Carl N. Singer and held of record by Fundamental Management Corp. Each Lock-up Letter and Sale Letter to be delivered to the Representative at or prior to the date and time that this Agreement is executed and delivered by the parties hereto (the “Execution Time.”).

2.24 Covenants Not to Compete. No employee, officer or director of the Company is subject to any non-competition agreement or non-solicitation agreement with any employer or prior employer which could materially affect his ability to be an employee, officer and/or director of the Company except as described in the Registration Statement and the Pricing Prospectus.

2.25 Compliance With the PATRIOT Act and Anti-Money Laundering Laws.

2.25.1 The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency, including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “PATRIOT Act”) (collectively, the “Money Laundering Laws”). No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best of the Company’s knowledge, threatened or contemplated.

2.25.2 Neither the Company nor any of its subsidiaries is established under the laws of, or doing a material amount of business or otherwise resident in, any country that is the subject of sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), nor is the Company or any such subsidiary or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries currently listed on any SDN or Blocked Persons List issued by OFAC. Neither the Company nor any subsidiary of the Company, nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries, is currently the subject of any investigation or other proceedings related to the economic sanctions regulations administered by OFAC. The Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently listed on any SDN or Blocked Persons List or subject to any U.S. sanctions administered by OFAC.

2.26 Compliance with the Sarbanes-Oxley Act of 2002; Certifications of Officers and Directors. There is now, and there has been, no failure on the part of the Company or VII and any of the Company’s or VII’s directors or officers, in their capacities as such, to comply with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (including the rules of the American Stock Exchange related thereto), and the Company and VII are not aware of any reason that such executive officers will not comply with Sections 302 and 906 of the Sarbanes-Oxley Act or the rules of the American Stock Exchange related to required certifications thereunder when such certifications are first required to be given.

2.27 Stabilization and Manipulation. Other than as described in or contemplated by the Pricing Prospectus, the Company and its subsidiaries have not taken, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of the Public Securities in connection with the offering of the Public Securities contemplated hereby.

2.28 Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, foreign or domestic, is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

2.29 Investment Company Act. No more than 45% of the “value” (as defined in Section 2(a)(41) of the Investment Company Act of 1940, as amended (the “Investment Company Act”)) of the Company’s total assets consist of, and no more than 45% of the Company’s net income after taxes is derived from, securities other than “Government Securities” (as defined in Section 2(a)(16) of the Investment Company Act). The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as set forth in the Pricing Prospectus, will not be an “investment company,” as such term is defined in the Investment Company Act.

2.30 Subsidiaries. Other than the subsidiaries set forth on Schedule III attached hereto, the Company does not own an interest in any corporation, partnership, limited liability company, joint venture, trust or other business entity or unincorporated association.

2.31 Related Party Transactions. There are no business relationships or related party transactions involving the Company or any other person required to be described in the Pricing Prospectus that have not been described as required.

2.32 No Integrated Offerings. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the Company’s prior private placement transactions or would require registration of the securities issued in such transactions under the 1933 Act. There are no offerings by the Company or VII that would be integrated with this Offering.

2.33 Advice of Counsel. Except for the information provided in writing to the Company by the Representative about the Underwriters expressly for use in the Prospectus, the Company has not relied upon any Underwriter or its legal or other advisors for any legal, tax, accounting or financial advice in connection with the offering or otherwise. The Company understands that it may seek the advice of its own advisors with respect to these matters or other matters related to the offering of the Securities.

2.34 Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.

2.35 Statistical and Market-Related Data. Any statistical and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and, if required, the Company has obtained the written consent to the use of such data from such sources.

2.36 Off-Balance Sheet Arrangements. There are no transactions, arrangements or other relationships between and/or among the Company, its subsidiaries, any of its affiliates (as such term is defined in Rule 405) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purchase entity that could reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources required to be described in the Prospectus which have not been described as required.

2.37 Environmental Laws. Except as described in the Registration Statement and Pricing Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened, administrative, regulatory or judicial actions, suits, demands, demand, letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) to the Company’s knowledge, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

2.38 Absence of Manipulation. Neither the Company nor any affiliate of the Company has taken, nor will the Company or any affiliate take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation, as such terms are used in Regulation M promulgated by the Commission and related interpretations, of the price of any security of the Company to facilitate the sale. or resale of the Securities.

3. Covenants of the Company. The Company covenants and agrees with each of the Underwriters as follows:

3.1 Amendments to Registration Statement and Prospectus. Prior to the termination of the offering of the Public Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished the Representative a copy for their review prior to filing and will not file any such proposed amendment or supplement to which the Representative reasonably objects. Subject to the foregoing sentence, if the Registration Statement has become effective or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed therein and will provide evidence satisfactory to the Representative of such timely filing. So long as any Units or Warrants remain outstanding, the Company shall use its best efforts to cause post-effective amendments to the Registration Statement to become effective in compliance with the Act and without any lapse of time between the effectiveness of any such post-effective amendments and cause a copy of each Prospectus, as then amended, to be delivered to each holder of record of a Warrant and to furnish to the Underwriters and any dealer as many copies of each such Prospectus as the Underwriters or dealer may reasonably request. In addition, for so long as any Warrant is outstanding, the Company will promptly notify the Underwriter of any material change in the business, financial condition or prospects of the Company. So long as any of the Warrants remain outstanding, the Company will deliver and supply to its Warrant Agent sufficient copies of the Company’s current Prospectus to enable such Warrant Agent to deliver a copy of such Prospectus to any Warrant or other holder where such Prospectus delivery is by law required to be made.

3.2 Federal Securities Laws.

3.2.1 Compliance. During the time when any Prospectus is required to be delivered under the Act, the Company will use all reasonable efforts to comply with all requirements imposed upon it by the Act, the Regulations and the Exchange Act and by the regulations under the Exchange Act, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Public Securities in accordance with the provisions hereof and the Prospectus. If at any time when a Prospectus relating to the Public Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or counsel for the Underwriters, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Representative promptly after receiving notice or knowledge thereof and prepare and file with the Commission at its own expense, subject to Section 3.1 hereof, an appropriate amendment or supplement in accordance with Section 10 of the Act.

3.2.2 Filing of Final Prospectus. The Company will file the Prospectus (in form and substance satisfactory to the Representative) with the Commission pursuant to the requirements of Rule 424 of the Regulations when required thereby.

3.2.3 Issuer Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Representative, it will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act. Any such free writing prospectus consented to by the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) has complied with and will comply, as the case may be, with the requirements of Rules 164 and 433 of the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and recordkeeping. The Company represents that it has satisfied and agrees that it will satisfy the conditions in Rule 433 of the Securities Act to avoid a requirement to file with the Commission any electronic road show.

3.2.4 Exchange Act Registration. The Company will use its best efforts to maintain the registration of the Units until Unit separation occurs as provided in Section 1.1.1, and the registration of Common Stock and Warrants under the provisions of the Exchange Act for so long as the Company is a reporting company under the Exchange Act, but in no event for less than five years after the Closing. The Company will not deregister the Units under the Exchange Act without the prior written consent of the Representative.

3.3 Blue Sky Filings. The Company will endeavor in good faith, in cooperation with the Representative, at or prior to the time the Registration Statement becomes effective, to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representative may reasonably designate, provided that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Representative agrees that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may be required by the laws of such jurisdiction.

3.4 Delivery to Underwriters. Prior to 10:00 p.m., Boca Raton time, on the Business Day next succeeding the date of this Agreement and from time to time, the Company shall furnish to the Underwriters and counsel to the Underwriters without charge electronic copies, with written copies to follow as soon as practicable but in no event later than 5:30 P.M., Boca Raton time, on the second Business Day succeeding the date of this Agreement, of (i) the manually signed Registration Statement (with exhibits) and any amendments thereto, (ii) the Preliminary Prospectus, the Pricing Prospectus and the Prospectus, and any amendment or supplement thereto, and (iii) any Issuer Free Writing Prospectus, and any amendment or supplement thereto, in such quantities as the Underwriters may reasonably request. If the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is legally required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is legally required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act.

3.5 Effectiveness and Events Requiring Notice to the Representative. The Company will use its best efforts to cause the Registration Statement to remain effective and will notify the Representative immediately and confirm the notice in writing (i) of the effectiveness of the Registration Statement, (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding for that purpose, (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Public Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose, (iv) when any amendment to the Registration Statement shall have been filed and become effective or any amendment or supplement to the Prospectus shall have been filed, (v) of the receipt from the Commission or its staff of any comments or request for any additional information or any amendment of the Registration Statement or the Prospectus, and (vi) of the happening of any event that, in the judgment of the Company, makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement in order to make the statements therein not misleading, or the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

3.6 Secondary Market Trading. The Company shall take such other action as may be reasonably requested by the Representative, at the Company’s expense, to obtain a secondary market trading exemption in such states as may be reasonably requested by the Representative.

3.7 American Stock Exchange Listing. For so long as the Company is a reporting company under the Exchange Act (but in no event for less than five years following the Closing), the Company shall use its best efforts to cause the Common Stock, the Units and the Warrants to be listed for quotation on the American Stock Exchange, the NASDAQ Stock Market or the NYSE, or on another national securities exchange, and shall use its best efforts to maintain the listing or quotation of the Common Stock, the Units and the Warrants to the extent outstanding on one of such markets or exchanges; provided that nothing herein shall require continued listing of the Units following the date the Units are separated.

3.8 Warrant Solicitation Fees. The Company hereby engages the Representative, on a non-exclusive basis, as its agent for the solicitation of the exercise of the Warrants. The Company will (i) assist the Representative with respect to such solicitation, if requested by the Representative, and (ii) at the Representative’s request, provide the Representative, and direct the Company’s transfer and warrant agent to provide to the Representative, at the Company’s cost, lists of the record and, to the extent known, beneficial owners of, the Warrants. Commencing one year from the Effective Date, the Company will pay the Representative a commission of five percent (5%) of the exercise price of the Warrants for each Warrant exercised, payable on the date of such exercise, on the terms provided for in the Warrant Agreement, only if permitted under the rules and regulations of the NASD and only to the extent that an investor who exercises his Warrants specifically designates, in writing, that the Representative solicited his exercise. The Representative may engage sub-agents in their solicitation efforts. The Company agrees to disclose the arrangement to pay such solicitation fees to the Representative in any prospectus used by the Company in connection with the registration of the shares of Common Stock underlying the Warrants.

3.9 [Intentionally omitted].

3.10 Reports to the Representative.

3.10.1 Periodic Reports, Etc. For so long as the Company is a reporting company under the Exchange Act (but in no event for less than five years after the Firm Closing Date), the Company will furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries audited by an independent registered public accounting firm) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the first fiscal quarter ending after the effective date of the Registration Statement), and will furnish to the Representative (and its counsel) copies of such financial statements and other periodic and current reports as the Company from time to time furnishes generally to holders of any class of its securities, and promptly furnish to the Representative (i) a copy of each current and periodic report and other documents the Company files with the Commission, (ii) a copy of every press release and every news item and article with respect to the Company or its affairs which was released by the Company, (iii) a copy of each Schedule 13D, 13F, 13G, 14A, 14C, TO, 14D-9 or 13E-3 received or prepared by the Company, (iv) five copies of each preliminary and definitive proxy or information statement filed by the Company under the Exchange Act, (v) five copies of each registration statement filed by the Company with the Commission under the Act, (vi) copies of daily transfer sheets prepared by the Company’s transfer agent, (vii) special security position reports and tracking reports as prepared by DTC, and (viii) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Representative may from time to time reasonably request. Notwithstanding the foregoing, the Company shall not be required to make physical delivery of documents and information referred to in this paragraph to the extent that such documents and information are available on the SEC’s EDGAR filing system.

3.10.2 Secondary Market Trading Survey. The Company agrees to pay the cost of counsel to the Underwriters to deliver to the Underwriters on the Firm Closing Date, a written report detailing those states in which the Public Securities may be traded in non-issuer transactions under the Blue Sky laws of the fifty States (“Secondary Market Trading Survey”).

3.11 Disqualification of Form S-1. Until all of the Warrants have expired and are no longer exercisable, the Company will not take any action or actions which may prevent or disqualify the Company’s use of Form S-1 (or other appropriate form) for the registration of the Warrants and the Representative’s Warrants, and the shares of Common Stock underlying such Warrants and Representative’s Warrants, under the Act.

3.12 Payment of Expenses.

3.12.1 General Expenses Related to the Offering. The Company hereby agrees to pay on each of the Firm Closing Date and the Option Closing Date, if any, to the extent not paid at Firm Closing Date, all expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to (i) the preparation, printing, filing and mailing (including the payment of postage with respect to such mailing) of the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus and the Prospectus, and any amendment or supplement thereto, and the printing and mailing of this Agreement and related documents, including the cost of all copies thereof supplied to the Underwriters in quantities as may be required by the Underwriters, (ii) the printing, engraving, issuance and delivery of the Units, the shares of Common Stock and the Warrants included in the Units and the Representative’s Purchase Option, (iii) the qualification of the Securities under state or foreign securities or Blue Sky laws, including filing fees, and fees and disbursements of Blank Rome LLP (or any other counsel) retained to prepare the Preliminary and Final Blue Sky Memorandum and Secondary Market Trading Survey and all amendments and supplements thereto, and the costs of preparing, printing and mailing such documents, (iv) filing fees, costs and expenses (including disbursements for the Representative’s counsel) incurred in registering the offering with the Commission and the NASD, (v) fees and disbursements of the transfer and warrant agent, (vi) the Company’s expenses associated with “due diligence” and/or roadshow meetings arranged by the Representative to the extent such meetings were agreed upon between the Company and the Representative, (vii) the cost of preparing a videotape or a power point presentation of the Company’s business, (viii) the preparation, binding and delivery of no less than six (6) bound transaction “bibles” and CD-ROMs containing SEC, NASD and closing documents and the manufacture of prospectus memorabilia, (ix) the inclusion of the Securities on the American Stock Exchange or other market upon which the Securities may be listed or quoted, (x) the placement of tombstone advertisements in publications selected by the Representative and (xi) all other costs and expenses customarily borne by an issuer incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 3.12.1. The Company also agrees to pay for the cost of any background checks and credit searches of its directors and officers and affiliates, if requested by the Representative. The Representative may deduct from the net proceeds of the Offering payable to the Company on the Firm Closing Date, or the Option Closing Date, if any, the expenses set forth in this Agreement to be paid by the Company to the Representative and others. If the Offering contemplated by this Agreement is not consummated for any reason whatsoever then the Company and the Underwriters shall each be responsible for their expenses. The Representative shall retain such part of the non-accountable expense allowance previously paid as shall equal its actual out-of-pocket expenses and refund the balance. If the amount previously paid is insufficient to cover such actual out-of-pocket expenses, the Company shall remain liable for and promptly pay any other actual out-of-pocket expenses.

3.12.2 Non-accountable Expense Allowance. The Company further agrees that, in addition to the expenses payable pursuant to Section 3.12.1, on the Firm Closing Date, it will pay to the Representative a non-accountable expense allowance equal to two percent (2%) of the gross proceeds received by the Company from the sale of the Firm Units.

3.13 Application of Net Proceeds. The Company will apply the net proceeds from the Offering received by it in a manner consistent with the application described under the caption “Use Of Proceeds” in the Prospectus.

3.14 Delivery of Earnings Statements to Security Holders. The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158) covering a period of at least twelve consecutive months beginning after the Effective Date.

3.15 Stabilization. Neither the Company, nor, to its knowledge, any of its employees, directors or stockholders (without the consent of the Representative) has taken or will take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Units.

3.16 Internal Controls. The Company will maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.17 Authorized Shares. The Company shall reserve and keep available for issuance that maximum number of its authorized but unissued shares of Common Stock issuable upon exercise of the Warrants and issuable upon exercise of the Representative’s Purchase Option (including all underlying securities) that may be outstanding from time to time.

3.18 Publicity.

3.18.1 Prior to the Firm Closing Date or the Option Closing Date (if any), the Company will not directly or indirectly, without the prior written consent of the Representative, which shall not be unreasonably delayed or withheld, issue any press release or public announcement or hold any press conference with respect to the Company or its activities (other than Company press releases issued in accordance and in compliance with Rule 168 or 169 under the Act).

3.18.2 The Company shall consult with the Underwriters prior to the distribution to any third party of any financial information news releases or other publicity regarding the Company, its business or the terms of this offering, and the Underwriters will consult with the Company prior to the issuance of any research report or commendation concerning the Company’s securities. Copies of all documents that the Company or its public relations firm intends to distribute will be provided to the Underwriters for review prior to such distribution.

3.19 Accountants. Until the all Securities have been sold under the Registration Statement, the Company shall retain Ernst & Young LLP or another independent registered public accounting firm reasonably acceptable to the Representative.

3.20 CUSIP Number. The Company shall submit to the Underwriters certificates representing the Securities for approval prior to printing, and shall, as promptly as possible, after first filing the Registration Statement with the Commission, obtain CUSIP numbers for the Securities.

3.21 NASD. The Company shall advise the Representative for communication to the NASD if the Company is or becomes aware that any 5% or greater stockholder of the Company is or becomes an affiliate or associated person of an NASD member participating in the distribution of the Public Securities.

3.22 Corporate Proceedings. All corporate proceedings and other legal matters necessary to carry out the provisions of this Agreement and the transactions contemplated hereby shall have been and shall be done to the reasonable satisfaction of counsel for the Underwriters.

3.23 Investment Company. The Company shall cause the proceeds of the Offering to be invested only in “government securities” (as defined in the Investment Company Act) prior to their use or application as disclosed in the Prospectus. The Company and its subsidiaries will otherwise conduct its business in a manner so that none of them will be an “investment company” (as defined in the Investment Company Act).

3.24 Limitations on Sales of Securities. Except with respect to the offering of the Securities, (i) from the date hereof until one (1) year after the Effective Date (the “Lock-Up Period”), the Company shall not, without the prior written consent of the Representative, which shall not be unreasonably withheld, offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or could be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of the rules promulgated under Section 16 of the Exchange Act with respect to, any other shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock (the “Designated Offerings”), or publicly announce an intention to effect any such transaction (each, a “Sale”) other than a registration statement on Form S-8 or any successor form related to employee option or benefit plans existing on the date hereof and the issuance of securities in payment of interest on the Company’s convertible notes outstanding on the date hereof which notes pursuant to their terms provide for the payment of interest in shares of the Company’s common stock; (ii) pursuant to the Lock-up Letters, all of the executive officers and directors have agreed not to effect any Sale of their Common Stock or Warrants, including any shares of Common Stock issuable upon exercise of such Warrants, for a period of one hundred and eighty (180) days from the Effective Date or any longer period required by the NASD, any securities exchange or association governing any quotation medium where the Common Stock is listed or quoted or any State, without the express written consent of the Representative except that such restrictions in the Lock-Up Letter shall not apply to 279,635 shares attributable to Carl N. Singer and held of record by Fundamental Management Corp.; (iii) pursuant to the Sale Letters, the Company has caused each of its executive officers and/or directors to enter into an agreement to effect all Sales of the Company’s securities exclusively through the Representative for a period of eighteen (18) months from the Effective Date except that such restrictions in the Sale Letter shall not apply to 279,635 shares attributed to Carl N. Singer and held of record by Fundamental Management Corp. The term “Sale” as used in this subsection shall also include, without limitation, the grant any option for the sale of equity securities or the issuance or proposed issuance of any security convertible into, exercisable for, or exchangeable for equity securities of the Company; and (iv) upon the expiration of the Lock-Up Period provided for in (i) until two (2) years after the Effective Date, the Representative shall have the right of first refusal to act as underwriter or placement agent with respect to any Designated Offerings by the Company. However, if (1) during the last 17 days of the Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the Lock-Up Period, then in each case above the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representative waives, in writing, such extension. The Company will provide the Representative and each stockholder subject to the Lock-Up Period pursuant to the lockup letters described in this Section 3.24 with prior notice of any such announcement that gives rise to an extension of the Lock-up Period. Nothing in this paragraph shall prohibit the grant of awards under the Company’s equity compensation plans and/or the exercise of options under such plans and the issuance of securities upon such exercise; provided that the resale of any securities issued under such plans shall be subject to the Lock-Up Period as to any recipient who has executed a Lock-Up Letter.

3.25 Transfer Agent and Registrar. The Company shall maintain a transfer agent and registrar for its Common Stock and a warrant agent and registrar for the Warrants.

4. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters to purchase and pay for the Public Securities, as provided herein, shall be subject to the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Firm Closing Date and the Option Closing Date, if any, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof and to the performance by the Company of its obligations hereunder and to the following conditions:

4.1 Regulatory Matters.

4.1.1 Effectiveness of Registration Statement. The Registration Statement shall have become effective not later than the Applicable Time or such later date and time as shall be consented to in writing by the Representative, and, at each of the Firm Closing Date and the Option Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for the purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information regarding the Registration Statement, the Pricing Prospectus or the Prospectus shall have been complied with to the reasonable satisfaction of Blank Rome LLP, counsel to the Underwriters.

4.1.2 NASD Clearance. By the Effective Date, the Representative shall have received clearance from the NASD as to the fairness of the amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

4.1.3 No Blue Sky Stop Orders. No order suspending the sale of the Units in any jurisdiction designated by the Representative pursuant to Section 3.3 hereof shall have been issued on either on the Firm Closing Date or the Option Closing Date, and no proceedings for that purpose shall have been instituted or shall be contemplated.

4.1.4 Listing of the Public Securities. On or prior to the Effective Date, the Company shall have been advised that the Securities have been approved for listing on the American Stock Exchange, subject only to notification of listing to the Commission by the American Stock Exchange.

4.1.5 Filing of the Prospectus and Issuer Free Writing Prospectuses. If the filing of the Prospectus, or any amendment or supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, shall be filed in the manner and within the time period required by Rule 424(b). All material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time periods for such filings prescribed by Rule 433.

4.2 Company Counsel Matters.

4.2.1 Opinion of U.S. Counsel. On each of the Firm Closing Date and the Option Closing Date, if any, the Representative shall have received the favorable opinion of Schneider Weinberger & Beilly LLP, U.S. counsel to the Company, dated the Firm Closing Date or Option Closing Date, as the case may be, addressed to the Representative and in form and substance satisfactory to Blank Rome to the effect that:

(i) The Company and each subsidiary incorporated or formed under the laws of any state of the United States (each, a “U.S. Subsidiary”) has been duly organized and is validly existing as a corporation and is in good standing under the laws of its state of incorporation with requisite corporate power to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Pricing Prospectus and the Prospectus.

(ii) The Company and each U.S. Subsidiary is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in the United States in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, except where the failure to qualify would not have a material adverse effect on the assets, business or operations of the Company or such U.S. Subsidiary.

(iii) The Company and each of its U.S. Subsidiaries (a) have all requisite corporate (and other) power and authority, (b) have obtained all necessary Authorizations, and (c) have or will have made all filings with and notices to, all governmental and regulatory agencies or authorities (including self-regulatory authorities) as are necessary to conduct their respective businesses as now being conducted and as proposed to be conducted, in each case as described in the Registration Statement, the Pricing Prospectus and the Prospectus. The Company has full corporate power and authority to enter into this Agreement, the Warrant Agreement and the Representative’s Purchase Option Agreement and to carry out all of the terms and provisions hereof and thereof to be carried out by it. The Company has reserved              shares of Common Stock to be issued upon the exercise of the Warrants and the Representative’s Purchase Option.

(iv) Each Authorization is valid and in full force and effect, and the Company and its U.S. Subsidiaries are, as of the date hereof, in compliance in all material respects with all of the terms and conditions thereof and with the rules and regulations of such governmental or regulatory agencies having jurisdiction with respect thereto. There are no pending, or, to the best knowledge of such counsel after due inquiry, threatened, proceedings relating to the revocation or modification of any such Authorization, except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus.

(v) This Agreement, the Warrant Agreement and the Representative’s Purchase Option Agreement, have been duly and validly authorized by the Company and constitute, and when executed and delivered, will constitute, the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (b) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(vi) The execution, delivery, and performance by the Company of this Agreement, the Warrant Agreement and the Representative’s Purchase Option Agreement, the consummation by the Company of the transactions herein and therein provided for and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both (a) result in a breach of, or conflict with any of the terms and provisions of, or constitute a default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, Authorization, or other agreement or instrument to which the Company or any U.S. Subsidiary is a party; except such that, individually and in the aggregate, could reasonably be expected to have a Material Adverse Effect; (b) result in any violation of the provisions of the Certificate of Incorporation or the Bylaws of the Company or any of its U.S. Subsidiaries; or (c) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental or regulatory authority (including self-regulatory authorities), or any arbitration panel, arbitrator or court, domestic or foreign, having jurisdiction over the Company or any of its U.S. Subsidiaries, properties, businesses or assets.

(vii) No material default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company or any of its U.S. Subsidiaries is a party or by which the Company or any of its U.S. Subsidiaries may be bound or to which any of the properties or assets of the Company or any of its U.S. Subsidiaries is subject.

(viii) Neither the Company nor any U.S. subsidiary is in violation of any term or provision of its Certificate of Incorporation or Bylaws, and neither the Company nor any U.S. Subsidiary is in violation of any material franchise, license, permit, Authorization, applicable law, rule, regulation, judgment or decree of any governmental or regulatory authority (including self-regulatory authorities), or any court, arbitration panel, or arbitrator, domestic or foreign, having jurisdiction over the Company or any U.S. subsidiary or any of the properties, businesses or assets of the Company or any U.S. Subsidiary.

(ix) The authorized outstanding capital stock of the Company is as set forth in the Prospectus. All issued and outstanding securities of the Company and each U.S. Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any stockholder of the Company or any U.S. Subsidiary arising by operation of law or under the Certificate of Incorporation or Bylaws of the Company or any U.S. Subsidiary. The offers and sales of the outstanding securities of the Company and each subsidiary described in the prospectus were at all relevant times either registered under the Act or exempt from such registration requirements and there are no offerings by the Company or any subsidiary that would be integrated with this Offering.

(x) To our knowledge, there are no outstanding options, warrants or other rights granted by the Company or any U.S. Subsidiary thereof to purchase securities of the Company or of any subsidiary thereof other than as described in the Pricing Prospectus and the Prospectus. No holders of any securities of the Company or rights exercisable for or convertible into securities of the Company have the right to have such securities included in the registration statement.

(xi) The Securities have been approved for listing on the American Stock Exchange, subject only to notification to the Commission of final approval. To the best of our knowledge, the Company has filed with the AMEX all documents and notices required by the AMEX.

(xii) The Securities have been duly authorized and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders. The Securities are not and will not be subject to the preemptive, purchase or subscription rights of any holders of any security of the Company arising by operation of law or under the Certificate of Incorporation or Bylaws of the Company. Upon the issuance of the Securities against full payment as provided in the Prospectus, the purchasers will have full title to the Securities. When issued, the Representative’s Purchase Option, the Representative’s Warrants and the Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby and such Warrants, the Representative’s Purchase Option, and the Representative’s Warrants, when issued, in each case, are enforceable against the Company in accordance with their respective terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (b) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The certificates representing the Securities are in due and proper form.

(xiii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company (other than the financial statements and schedules and other financial and statistical data contained therein, as to which counsel need not express an opinion) comply as to form in all material respects with the requirements of the 1933 Act and the rules and regulations thereunder. The information contained in the Prospectus under the captions “Risk Factors — We have received deficiency notices from the American Stock Exchange, or AMEX, and if we are unable to satisfy the AMEX that we will regain compliance with its continued listing criteria, our common stock and units and warrants, if approved for listing on AMEX in connection with this offering, may be delisted from AMEX, which could accelerate repayment of outstanding indebtedness, adversely affect investor perception and may result in institutional and other investors refraining from purchasing our common stock, units or warrants, which would adversely affect your ability to sell our common stock, units or warrants.” “Description of Our Securities,” “Business – Regulation” and “Shares Available for Future Sale” to the extent that it addresses matters of law, summaries of legal matters, documents or proceedings or legal conclusions, is accurate in all material respects. The capital stock of the Company conforms in all material respects to the description thereof contained or incorporated by reference in the Prospectus and such description confirms to the rights set forth in the instruments defining the same. The form of certificate used to evidence the Common Stock is in due and proper form. No contract or other document is required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required.

(xiv) The Registration Statement, each Preliminary Prospectus, the Pricing Prospectus and the Prospectus and any post-effective amendments or supplements thereto (other than the financial statements included therein, as to which no opinion need be rendered), each as of their respective dates, complied as to form in all material respects with the requirements of the Act and Regulations. The Securities and all other securities issued or issuable by the Company conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus. The descriptions in the Registration Statement, in the Pricing Prospectus and the Prospectus, insofar as such statements constitute a summary of United States statutes, legal matters, contracts, documents or proceedings referred to therein, fairly present in all material respects the information required to be shown with respect to such United States statutes, legal matters, contracts, documents and proceedings, and such counsel does not know of any United States statutes, contracts or legal or governmental proceedings required to be described in the Prospectus that are not described in the Registration Statement or the Prospectus or included in the Prospectus that are not so described or included as required.

(xv) The Registration Statement is effective under the Act. To such counsel’s knowledge after due inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act or applicable state securities laws.

(xvi) To the best of such counsel’s knowledge after due inquiry, there is no action, suit or proceeding before or by any court of governmental agency or body, domestic or foreign, now pending, or threatened against the Company or VII that is required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus.

(xvii) Neither the Company nor any U.S. Subsidiary thereof is subject to registration as an “investment company” under the Investment Company Act as that term is defined under the Investment Company Act.

The opinion of counsel shall further include a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, the Underwriters and the independent registered public accounting firm of the Company, at which conferences the contents of the Registration Statement, the Pricing Prospectus and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus contained therein (except as otherwise set forth in the foregoing opinion), and, on the basis of the foregoing, no facts have come to such counsel’s attention that have caused it to believe that (i) the Registration Statement, at the time the Registration Statement or any amendment thereto became effective, or as of the date of such opinion, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, as of each of their dates and as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading (except that such counsel need express no opinion with respect to the financial information and statistical data and information included in the Registration Statement or the Prospectus).

In rendering such opinions, such counsel may rely (i) as to matters involving the application of laws other than the laws of the United States, the General Corporation Law of Delaware and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Blank Rome) of other counsel reasonably acceptable to Blank Rome, familiar with the applicable laws, and (ii) as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company or any subsidiary and officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company or any subsidiary, provided that copies of any such statements or certificates shall be delivered to the Underwriters’ counsel if requested. The opinion of counsel for the Company and any opinion relied upon by such counsel for the Company shall include a statement to the effect that it may be relied upon by counsel for the Underwriters in its opinion delivered to the Underwriters.

4.2.2 Opinion of Swedish Counsel. On each of the Firm Closing Date and the Option Closing Date, if any, the Representative shall have received the favorable opinion of Deloitte LLC, Swedish counsel to the Company, dated the Firm Closing Date or Option Closing Date, as the case may be, addressed to the Representative and in form and substance satisfactory to Blank Rome and in English to the effect that:

(i) ViraNative AB has been duly organized and is validly existing as a corporation and is in good standing under the laws of Sweden with requisite corporate power to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Pricing Prospectus and the Prospectus.

(ii) The Company and each subsidiary is duly qualified and licensed and in good standing as a foreign corporation in Sweden and each other jurisdiction thereof in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, except where the failure to qualify would not have a material adverse effect on the assets, business or operations of the Company or such subsidiary.

(iii) The Company and each subsidiary (a) have all requisite corporate (and other) power and authority, (b) have obtained all necessary Authorizations, and (c) have or will have made all filings with and notices to, all governmental and regulatory agencies or authorities (including self-regulatory authorities) as are necessary to conduct their respective businesses as now being conducted and as proposed to be conducted, in each case as described in the Registration Statement, the Pricing Prospectus and the Prospectus. There are no pending, or to the best of counsel’s knowledge after due inquiry, threatened, proceedings relating to the revocation or modification of any Authorization related to the Company or any subsidiary, except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus.

(iv) Each Authorization is valid and in full force and effect, and each of the Company and its subsidiaries are, as of the date hereof, in compliance in all material respects with all of the terms and conditions thereof and with the rules and regulations of each Governmental Body having jurisdiction with respect thereto. There are no pending, or, to the best knowledge of such counsel, threatened, proceedings relating to the revocation or modification of any such Authorization.

(v) The execution, delivery, and performance by the Company of this Agreement, the Warrant Agreement and the Representative’s Purchase Option Agreement, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both (a) result in a breach of, or conflict with any of the terms and provisions of, or constitute a default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any subsidiary is a party; (b) result in any violation of the provisions of the organizational documents of ViraNative AB; or (c) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental or regulatory authority (including self-regulatory authorities), or any arbitration panel, arbitrator or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries, properties, businesses or assets.

(vi) No material default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary may be bound or to which any of the properties or assets of the Company or any subsidiary is subject.

(vii) ViraNative AB is not in violation of any term or provision of its formation or organizational documents, and neither the Company nor any subsidiary thereof is in violation of any material franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental or regulatory authority (including self-regulatory authorities), or any court, arbitration panel, or arbitrator, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of the properties, businesses or assets of the Company or any subsidiary.

(viii) All outstanding capital stock of ViraNative AB is owned beneficially and of record by the Company. All issued and outstanding securities of ViraNative AB have been duly authorized and validly issued and are fully paid and non-assessable and none of such securities were issued in violation of the preemptive rights of any other person arising by operation of law or under the organizational documents of ViraNative AB. The offers and sales of the outstanding securities of ViraNative AB were at all relevant times either registered under the Act and under the laws of Sweden or exempt from such registration requirements.

(ix) There are no outstanding options, warrants or other rights granted by ViraNative AB to purchase securities of ViraNative AB.

(x) No contract or other document is required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required.

(xi) The descriptions in the Registration Statement, in the Pricing Prospectus and the Prospectus, insofar as such statements constitute a summary of Swedish statutes, legal matters, contracts, documents or proceedings referred to therein, fairly present in all material respects the information required to be shown with respect to such Swedish statutes, legal matters, contracts, documents and proceedings, and such counsel does not know of any Swedish statutes or legal or governmental proceedings required to be described in the Prospectus that are not described in the Registration Statement or the Prospectus or included as exhibits to the Registration Statement that are not described or included as required.

(xii) To the best of such counsel’s knowledge after due inquiry, there is no action, suit or proceeding before or by any court of governmental agency or body, domestic or foreign, now pending, or threatened against the Company that is required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus.

The opinion of counsel shall further include a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, the Underwriters and the independent registered public accounting firm of the Company, at which conferences the contents of the Registration Statement, the Pricing Prospectus and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus contained therein (except as otherwise set forth in the foregoing opinion), and, on the basis of the foregoing, no facts have come to such counsel’s attention that have caused it to believe that (i) the Registration Statement, at the time the Registration Statement or any amendment thereto became effective, or as of the date of such opinion, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, as of each of their dates and as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading (except that such counsel need express no opinion with respect to the financial information and statistical data and information included in the Registration Statement or the Prospectus).

In rendering such opinions, such counsel may rely (i) as to matters involving the application of laws other than the laws of Sweden and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Blank Rome) of other counsel reasonably acceptable to Blank Rome, familiar with the applicable laws, and (ii) as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company or any subsidiary and officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company or any subsidiary, provided that copies of any such statements or certificates shall be delivered to Blank Rome LLP if requested. The opinion of Swedish counsel for the Company and any opinion relied upon by such counsel for the Company shall include a statement to the effect that it may be relied upon by counsel for the Underwriters in its opinion delivered to the Underwriters.

4.2.3 Opinion of Scottish Counsel. On each of the Firm Closing Date and the Option Closing Date, if any, the Representative shall have received the favorable opinion of Dundas & Wilson LLP, Scottish counsel to the Company, dated the Firm Closing Date or Option Closing Date, as the case may be, addressed to the Representative and in form and substance satisfactory to Blank Rome to the effect that:

(i) Viragen (Scotland) Ltd. has been duly organized and is validly existing as a corporation and is in good standing under the laws of Scotland with requisite corporate power to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Pricing Prospectus and the Prospectus.

(ii) The Company and each subsidiary is duly qualified and licensed and in good standing as a foreign corporation in Scotland and each jurisdiction thereof in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, except where the failure to qualify would not have a material adverse effect on the assets, business or operations of the Company or such subsidiary.

(iii) The Company and each subsidiary (a) have all requisite corporate (and other) power and authority, (b) have obtained all necessary Authorizations, and (c) have or will have made all filings with and notices to, all governmental and regulatory agencies or authorities (including self-regulatory authorities) as are necessary to conduct their respective businesses as now being conducted and as proposed to be conducted, in each case as described in the Registration Statement, the Pricing Prospectus and the Prospectus. There are no pending, or to the best of counsel’s knowledge after due inquiry, threatened, proceedings relating to the revocation or modification of any Authorization related to the Company or any subsidiary, except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus.

(iv) Each Authorization is valid and in full force and effect, and each of the Company and its subsidiaries are, as of the date hereof, in compliance in all material respects with all of the terms and conditions thereof and with the rules and regulations of each Governmental Body having jurisdiction with respect thereto. There are no pending, or, to the best knowledge of such counsel after due inquiry, threatened, proceedings relating to the revocation or modification of any such Authorization.

(v) The execution, delivery, and performance by the Company of this Agreement, the Warrant Agreement and the Representative’s Purchase Option Agreement, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both (a) result in a breach of, or conflict with any of the terms and provisions of, or constitute a default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any subsidiary is a party; (b) result in any violation of the provisions of the organizational documents of Viragen (Scotland) Ltd.;

or (c) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental or regulatory authority (including self-regulatory authorities), or any arbitration panel, arbitrator or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries, properties, businesses or assets.

(vi) No material default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary may be bound or to which any of the properties or assets of the Company or any subsidiary is subject.

(vii) Viragen (Scotland) Ltd. is not in violation of any term or provision of its formation or organizational documents, and neither the Company nor any subsidiary thereof is in violation of any material franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental or regulatory authority (including self-regulatory authorities), or any court, arbitration panel, or arbitrator, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of the properties, businesses or assets of the Company or any subsidiary.

(viii) All outstanding capital stock of Viragen (Scotland) Ltd. is owned beneficially and of record by the Company. All issued and outstanding securities of Viragen (Scotland) Ltd. have been duly authorized and validly issued and are fully paid and non-assessable and none of such securities were issued in violation of the preemptive rights of any other person arising by operation of law or under the organizational documents of Viragen (Scotland) Ltd. The offers and sales of the outstanding securities of Viragen (Scotland) Ltd. were at all relevant times either registered under the Act and under the laws of Scotland or exempt from such registration requirements.

(ix) There are no outstanding options, warrants or other rights granted by Viragen (Scotland) Ltd. to purchase securities of Viragen (Scotland) Ltd.

(x) No contract or other document is required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required.

(xi) The descriptions in the Registration Statement, in the Pricing Prospectus and the Prospectus, insofar as such statements constitute a summary of Scottish statutes, legal matters, contracts, documents or proceedings referred to therein, fairly present in all material respects the information required to be shown with respect to such Scottish statutes, legal matters, contracts, documents and proceedings, and such counsel does not know of any Scottish statutes or legal or governmental proceedings required to be described in the Prospectus that are not described in the Registration Statement or the Prospectus or included as exhibits to the Registration Statement that are not described or included as required.

(xii) To the best of such counsel’s knowledge after due inquiry, there is no action, suit or proceeding before or by any court of governmental agency or body, domestic or foreign, now pending, or threatened against the Company that is required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus.

The opinion of counsel shall further include a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, the Underwriters and the independent registered public accounting firm of the Company, at which conferences the contents of the Registration Statement, the Pricing Prospectus and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus contained therein (except as otherwise set forth in the foregoing opinion), and, on the basis of the foregoing, no facts have come to such counsel’s attention that have caused it to believe that (i) the Registration Statement, at the time the Registration Statement or any amendment thereto became effective, or as of the date of such opinion, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, as of each of their dates and as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading (except that such counsel need express no opinion with respect to the financial information and statistical data and information included in the Registration Statement or the Prospectus).

In rendering such opinions, such counsel may rely (i) as to matters involving the application of laws other than the laws of Scotland and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Blank Rome) of other counsel reasonably acceptable to Blank Rome, familiar with the applicable laws, and (ii) as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company or any subsidiary and officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company or any subsidiary, provided that copies of any such statements or certificates shall be delivered to Blank Rome LLP if requested. The opinion of Scottish counsel for the Company and any opinion relied upon by such counsel for the Company shall include a statement to the effect that it may be relied upon by counsel for the Underwriters in its opinion delivered to the Underwriters.

4.3 Cold Comfort Letter. At each of the Execution Time, Firm Closing Date and the Option Closing Date, if any, the Representative shall have received a letter, addressed to them and in form and substance satisfactory in all respects (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) to the Representative and to Blank Rome from Ernst & Young LLP dated, respectively, as of the Effective Time, Firm Closing Date and the Option Closing Date, if any:

(i) Confirming that (A) such firm is a registered independent accounting firm within the meaning of the Act and the applicable Regulations; (B) such firm has been and is presently engaged by the Company as its registered independent public accountants and such firm has not, during the periods covered by the financial statements included in the Pricing Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act; and (C) such firm is in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X promulgated under the Act;

(ii) Stating that in their opinion the financial statements of the Company included in the Registration Statement and Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the published Regulations thereunder;

(iii) Stating that, on the basis of a limited review which included a reading of the latest available unaudited interim financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the stockholders and board of directors and the various committees of the board of directors, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (a) the unaudited financial statements of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement, (b) at a date not later than five days prior to the Firm Closing Date or Option Closing Date, as the case may be, there was any change in the capital stock or long-term debt of the Company, or any material decrease in the stockholders’ equity of the Company as compared with amounts shown in the                                 , 2006 balance sheet included in the Registration Statement [or any other material line item on such balance sheet], other than as set forth in or contemplated by the Registration Statement, or, if there was any decrease, setting forth the amount of such decrease, and (c) during the period from                         , 2006 to a specified date not later than five days prior to the Firm Closing Date or Option Closing Date, as the case may be, there was any decrease in revenues, net earnings or net earnings per share of Common Stock [or any other material line item on such statement of operations], in each case as compared with the corresponding period in the preceding quarter, other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease;

(iv) Stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement;

(v) Stating that they have not since the inception of the Company brought to the attention of the Company’s management any reportable condition related to internal structure, design or operation as defined in the Statement on Auditing Standards No. 60, “Communication of Internal Control Structure Related Matters Noted in an Audit,” in the Company’s internal controls; and

(vi) Statements as to such other matters incident to the transactions contemplated hereby as the Representative may reasonably request or that may be ordinarily covered by a registered independent accounting firm in a “comfort letter” to underwriters in connection with registered public offerings.

4.4 Officers’ Certificates.

4.4.1 Officers’ Certificate. At each of the Firm Closing Date and the Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by (i) the Chairman of the Board, the Chief Executive Officer and/or the President, (ii) the Chief Financial Officer, and (iii) the Secretary or Assistant Secretary of the Company, dated the Firm Closing Date or the Option Closing Date, as the case may be, respectively, to the effect that (A) the Company has performed all covenants and complied with all conditions required by this Agreement to be performed or complied with by the Company prior to and as of the Firm Closing Date, or the Option Closing Date, as the case may be, (B) that the conditions set forth in Section 4.5 hereof have been satisfied as of such date, (C) that, as of Firm Closing Date and the Option Closing Date, as the case may be, the representations and warranties of the Company set forth in Section 2 hereof are true and correct, (D) that they have carefully examined the Registration Statement, the Pricing Prospectus and the Prospectus and, to the best of their knowledge: (x) as of the Effective Date, the Registration Statement and the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, (y) since the Effective Date, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus and (z) at the time of sale (including, without limitation upon the execution of a contract of sale) of the Securities, the Disclosure Package and the Pricing Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (E) such other items as the Representative may reasonably request. In addition, the Representative will have received such other and further certificates of officers of the Company as the Representative may reasonably request.

4.4.2 Secretary’s Certificate. At each of the Firm Closing Date and the Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the Secretary or Assistant Secretary of the Company, dated the Firm Closing Date or the Option Closing Date, as the case may be, respectively, certifying (i) that the Bylaws and Certificate of Incorporation of the Company are true and complete, have not been modified or amended and are in full force and effect, (ii) that the resolutions relating to the public offering contemplated by this Agreement are in full force and effect and have not been modified or rescinded, (iii) all correspondence between the Company or its counsel and the Commission, (iv) as to the incumbency of the officers and directors of the Company, and (v) such other matters as may be reasonably requested by the Representative. The documents referred to in such certificate shall be attached to such certificate.

4.5 No Material Changes. Prior to and on each of the Firm Closing Date and the Option Closing Date, if any, (a) there shall have been (i) in the judgment of the Representative, no material adverse change or development having a Material Adverse Effect upon the condition or prospects or the business activities, financial or otherwise, of the Company and its subsidiaries from the latest dates as of which such condition is set forth in the Registration Statement, the Pricing Prospectus and the Prospectus, (ii) in the judgment of the Representative, no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company before or by any court, arbitration panel, arbitrator or federal or state commission, board or other administrative agency or self-regulatory authority wherein an unfavorable decision, ruling or finding may have a Material Adverse Effect, and (iii) no stop order shall have been issued under the Act or under any state securities laws and no proceedings therefor shall have been initiated or threatened by the Commission or any state securities commission, and (b) the Registration Statement, the Pricing Prospectus and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required, in the Representative’s opinion, to be stated therein in accordance with the Act and the Regulations and shall conform in all material respects to the requirements of the Act and the Regulations, and, in the Representative’s opinion, neither the Registration Statement, the Pricing Prospectus nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.6 Delivery of Agreements.

4.6.1 Effective Time Deliveries. At or prior to the Effective Time, the Company shall have delivered to the Representative executed copies of the Warrant Agreement and all of the Lock-up Letters and the Sale Letters.

4.6.2 Firm Closing Date Deliveries. On the Firm Closing Date, in addition to the other deliveries required pursuant to this Agreement, the Company shall have delivered to the Representative executed copies of the Representative’s Purchase Option Agreement.

4.7 Opinion of Counsel for the Underwriters. All proceedings taken in connection with the authorization, issuance or sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representative and to Blank Rome and the Representative shall have received from such counsel a favorable opinion, dated the Firm Closing Date and the Option Closing Date, if any, with respect to such of these proceedings as the Representative may reasonably require. On or prior to the Effective Date, the Firm Closing Date and the Option Closing Date, as the case may be, counsel for the Underwriters shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 4.7, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

4.8 Secondary Market Trading Survey. On the Firm Closing Date, the Representative shall have received the Secondary Market Trading Survey from Blank Rome.

4.9 Certification of Transfer Agent. On the Firm Closing Date and the Option Closing Date, the Company’s transfer agent and registrar for the Common Stock shall have furnished to the Representative a certificate that, among other things, states that the issued and outstanding capital stock of the Company was as set forth in the Pricing Prospectus and the Prospectus under the caption “Capitalization” as of the date stated therein.

5. Indemnification.

5.1 Indemnification of Underwriters.

5.1.1 General. Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each of the Underwriters, and each dealer selected by the Representative that participates in the offer and sale of the Securities (each a “Selected Dealer”) and each of their respective directors, officers and employees and each person, if any, who controls any such Underwriter (“controlling person”) within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between any of the Underwriters and the Company or between any of the Underwriters and any third party or otherwise) to which they or any of them may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement to any of them, or in the Disclosure Package or any amendment thereof or supplement thereto; or (ii) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Public Securities including any road show or investor presentations made to investors by the Company (whether in person or electronically), in each case, which are directly based on and in conformity with statements or financial information included in the Registration Statement, the Pricing Prospectus or the Prospectus or which materials or information or otherwise included with the written approval or upon the written request of the Company (collectively, the “Marketing Materials”); (iii) any new registration statement and prospectus in which is included securities of the Company issued or issuable upon exercise of the Representative’s Purchase Option; or (iv) any application or other document or written communication (in this Section 5.1.1, collectively, “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, NASDAQ or any securities exchange; or the omission or alleged omission from any of the items described in (i), (ii), (iii) or (iv) above of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to an Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement, the Pricing Prospectus or the Prospectus, in the Disclosure Package, in any of the Marketing Materials, or any amendment or supplement thereof, in any other registration statement or prospectus, or in any application, as the case may be. The Company agrees promptly to notify the Representative of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale of the Securities or in connection with any of the items described in (i), (ii), (iii) or (iv) above.

5.1.2 Procedure. If any action is brought against an Underwriter, a Selected Dealer or a controlling person in respect of which indemnity may be sought against the Company pursuant to Section 5.1.1, such Underwriter or Selected Dealer shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and fees of counsel (subject to the reasonable approval of such Underwriter or Selected Dealer, as the case may be) and payment of actual expenses. Such Underwriter, Selected Dealer or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter, Selected Dealer or controlling person unless (i) the employment of such counsel at the expense of the Company shall have been authorized in writing by the Company in connection with the defense of such action, (ii) the Company shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the institution of such action has been given, (iii) the use of counsel chosen by the Company to represent the indemnified party would present such counsel with a conflict of interest, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the reasonable fees and expenses of not more than one additional firm of attorneys selected by the Underwriter, Selected Dealer and/or controlling person shall be borne by the Company. Notwithstanding anything to the contrary contained herein, if the Underwriter, Selected Dealer or controlling person shall assume the defense of such action as provided above, the Company shall have the right to approve the terms of any settlement of such action which approval shall not be unreasonably withheld. The Company shall not settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) any action without the prior written consent of the Representative, unless such settlement provides for a full release of the Underwriters and Selected Dealers without including a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

5.2 Indemnification of the Company. Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, officers and employees and agents who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the several Underwriters, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in any Preliminary Prospectus, the Registration Statement, the Pricing Prospectus or Prospectus or any amendment or supplement thereto or in any application, in reliance upon, and in strict conformity with, written information furnished to the Company with respect to such Underwriter by or on behalf of the Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement, the Pricing Prospectus or the Prospectus or any amendment or supplement thereto or in any such application. In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement, the Pricing Prospectus or the Prospectus or any amendment or supplement thereto or any application, and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the several Underwriters by the provisions of Section 5.1.2.

5.3 Contribution.

5.3.1 Contribution Rights. In order to provide for just and equitable contribution under the Act in any case in which (i) any person entitled to indemnification under this Section 5 (“indemnified party”) makes claim for indemnification pursuant hereto but indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under Sections 5.1 and 5.2 above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then, and in each such case, the indemnifying parties shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by this Section 5 incurred by the indemnified parties in such proportions as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault in case of an untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 5.3.1 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5.3.1. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 5.3.1 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 5.3.1, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Public Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay in respect of such losses, liabilities, claims, damages and expenses. For purposes of this Section, each director, officer and employee of an Underwriter or the Company, as applicable, and each person, if any, who controls an Underwriter or the Company, as applicable, within the meaning of Section 15 of the Act shall have the same rights to contribution as the Underwriters or the Company, as applicable. Anything in this Section 5.3.1 to the contrary notwithstanding, no party will be liable for contribution with respect to the settlement of any claim or action effected without its written consent.

5.3.2 Contribution Procedure. Within fifteen days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (“contributing party”), notify the contributing party of the commencement thereof, but the omission to so notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or its representative of the commencement thereof within the aforesaid fifteen days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of such contributing party. The contribution provisions contained in this Section are intended to supersede, to the extent permitted by law, any right to contribution under the Act, the Exchange Act or otherwise available. The Underwriters’ obligations to contribute pursuant to this Section 5.3 are several and not joint.

6. Default by an Underwriter.

6.1 Default Not Exceeding 10% of Firm Units . If any Underwriter or Underwriters shall default in its or their obligations to purchase the Firm Units and if the number of the Firm Units with respect to which such default relates does not exceed in the aggregate 10% of the number of Firm Units that all Underwriters have agreed to purchase hereunder, then such Firm Units to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

6.2 Default Exceeding 10% of Firm Units. In the event that the default addressed in Section 6.1 above relates to more than 10% of the Firm Units, the Representative may in its discretion arrange for themselves or for another party or parties to purchase such Firm Units to which such default relates on the terms contained herein. If within one business day after such default relating to more than 10% of the Firm Units the Representative does not arrange for the purchase of such Firm Units, then the Company shall be entitled to a further period of one business day within which to procure another party or parties satisfactory to the Representative to purchase said Firm Units on such terms. In the event that neither the Representative nor the Company arranges for the purchase of the Firm Units to which a default relates as provided in this Section 6, this Agreement will be terminated by the Representative or the Company without liability on the part of the Company (except as provided in Sections 3.12 and 5 hereof) or the several Underwriters (except as provided in

Section 5 hereof); provided that nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other several Underwriters and to the Company for damages occasioned by its default hereunder.

6.3 Postponement of Firm Closing Date. In the event that the Firm Units to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Firm Closing Date for a reasonable period, but not in any event exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment to the Registration Statement or the Prospectus that in the opinion of counsel for the Underwriters may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 6 with like effect as if it had originally been a party to this Agreement with respect to such Securities.

7. Additional Covenants.

7.1 Free Writing Prospectuses. Each Underwriter severally agrees with the Company that it has not and will not use, authorize use of, refer to, or participate in the planning for use of any “free writing prospectus,” as defined in Rule 405 under the Securities Act (which term includes any use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company), other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus, (ii) any Issuer Free Writing Prospectus identified on Schedule II hereto, or (iii) any free writing prospectus prepared by such Underwriter and approved by the Representative and the Company in writing.

7.2 Lock-up Letters and Sale Letters. The Company shall not take any action or omit to take any action which would cause a breach of any of the Lock-Up Letters or the Sale Letters and will not allow any amendments to, or waivers of, such Lock-Up Letters or Sale Letters without the prior written consent of the Representative.

7.3 Certificate of Incorporation and Bylaws. The Company shall not take any action or omit to take any action that would cause the Company to be in breach or violation of its Certificate of Incorporation or Bylaws.

7.4 Rule 419. The Company agrees that it will use its best efforts to prevent the Company from becoming subject to Rule 419 under the Act, including but not limited to using its best efforts to prevent any of the Company’s outstanding securities from being deemed to be a “penny stock” as defined in Rule 3a51-1 under the Exchange Act during such period.

8. Representations and Agreements to Survive Delivery. Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements at the Firm Closing Dates and such representations, warranties and agreements of the Underwriters and Company, including the indemnity agreements contained in Section 5 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company or any controlling person, and shall survive termination of this Agreement or the issuance and delivery of the Securities to the several Underwriters until the earlier of the expiration of any applicable statute of limitations and the seventh anniversary of the later of the Firm Closing Date or the Option

Closing Date, if any, at which time the representations, warranties and agreements shall terminate and be of no further force and effect.

9. Effective Date of This Agreement and Termination Thereof.

9.1 Effective Date. This Agreement shall become effective on the Effective Date at the time the Registration Statement is declared effective by the Commission.

9.2 Termination. The Representative shall have the right to terminate this Agreement at any time prior to the Firm Closing Date or the Option Closing Date, (i) if any domestic or international event or act or occurrence has materially disrupted, or in the Representative’s opinion will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the New York Stock Exchange, the American Stock Exchange or the Boston Stock Exchange (or successor trading market) shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities shall have been required on the New York Stock Exchange, the American Stock Exchange or the Boston Stock Exchange or by order of the Commission or any other government authority having jurisdiction, or (iii) if the United States shall have become involved in a new war or an increase in major hostilities, or (iv) if a banking moratorium has been declared by a New York State or federal authority, or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities market, or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Representative’s opinion, make it inadvisable to proceed with the delivery of the Units, or (vii) if any of the Company’s representations, warranties or covenants hereunder are breached, or (viii) if the Representative shall have become aware after the date hereof of such a material adverse change in the conditions or prospects of the Company, or such adverse material change in general market conditions, including without limitation as a result of terrorist activities after the date hereof, as in the Representative’s judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Units or to enforce contracts made by the Underwriters for the sale of the Securities.

9.3 Expenses. In the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the obligations of the Company to pay the out of pocket expenses related to the transactions contemplated herein shall be governed by Section 3.12 hereof.

9.4 Indemnification. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 5 shall not be in any way affected by, such election or termination or failure to carry out the terms of this Agreement or any part hereof.

10. Miscellaneous.

10.1 Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered or telecopied and confirmed and shall be deemed given when so delivered or telecopied and confirmed or if mailed, two days after such mailing:

If to the Representative:

Dawson James Securities, Inc.

925 South Federal Highway, 6th Floor

Boca Raton, Florida 33432

Attention: Robert D. Keyser, CEO

Copy to:

Blank Rome LLP

1200 North Federal Highway, Suite 417

Boca Raton, Florida 33432

Attention: Bruce C. Rosetto, Esq.

If to the Company:

Viragen, Inc.

865 Southwest 78th Avenue, Suite 100

Plantation, Florida 33324

Attention: Charles Rice, President and Chief Executive Officer

Copy to:

Schneider Weinberger & Beilly LLP

2200 Corporate Boulevard, N.W., Suite 210

Boca Raton, Florida 33431

Attention: James Schneider, Esq.

10.2 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

10.3 Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

10.4 Entire Agreement. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

10.5 Binding Effect. This Agreement shall inure solely to the benefit of and shall be binding upon the Representative, the Underwriters, the Company and the controlling persons, directors and officers referred to in Section 5 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained.

10.6 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Agreement shall be brought and enforced in the courts of the State of Florida or the United States of America for the Southern District of

Florida, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 10 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

10.7 Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto.

10.8 Waiver, Etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

VIRAGEN, INC.

By:
	Name:	Charles Rice
	Title:	President and Chief Executive Officer

Accepted on the date first above written.

DAWSON JAMES SECURITIES, INC.

By:
Name: Robert D. Keyser, Jr.
Title: Chief Executive Officer

SCHEDULE I

VIRAGEN, INC.

             Units

Underwriter	Number of Firm Units to be Purchased
Dawson James Securities, Inc.

SCHEDULE II

ISSUER FREE WRITING PROSPECTUSES

SCHEDULE III

SUBSIDIARIES OF THE COMPANY

SCHEDULE IV

EXCEPTIONS TO SECTION 2.18.4